UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2017

Integrity Applications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 Ha'Yahalomim St., P.O. Box 12163, Ashdod, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  972 (8) 675-7878

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K initially filed by Integrity Applications, Inc. (the “Company”) with the Securities and Exchange Commission on June 8, 2017 (the “Original Form 8-K”). The sole purpose of this Amendment is to correct the number of shares exercisable under the option granted to David Podwalski pursuant to his Employment Agreement. This Amendment amends and restates in its entirety only that certain paragraph in Item 5.02 of the Original Form 8-K set forth below. No other changes have been made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2017, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Podwalski to serve as Chief Commercial Officer of the Company.  Under the Employment Agreement, Mr. Podwalski will (1) receive a base salary of $240,000 per year (“Base Salary”); (2) receive a sign-on bonus of $25,000, payable on the six month anniversary of the Effective Date, subject to his continued employment through and on such payment date; (3) be eligible to receive an annual performance bonus, having a minimum bonus opportunity equal to 20% of his current Base Salary based upon 80% achievement of performance criteria (the “Minimum Performance Goal”), a target bonus opportunity equal to 25% of his current Base Salary based upon 100% achievement of performance criteria, and a maximum bonus opportunity equal to 37.5% of his current Base Salary based upon 150% achievement of performance criteria (the “Maximum Performance Goal”), provided, however, that such performance bonus will be determined using straight-line interpolation of the level of achievement between the Minimum Performance Goal and the Maximum Performance Goal; and (4) receive an initial stock option grant to purchase shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) equal to 1% of the total fully diluted shares of Common Stock as of the Effective Date, with an exercise price of $4.50 per share or the fair market value of a share of Common Stock on the grant date, whichever is greater, vesting monthly over a three year period commencing on the Effective Date, subject to his continued employment through and on each such vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2017

INTEGRITY APPLICATIONS, INC.

By:	/s/ John Graham
Name: John Graham
Title: Chief Executive Officer